UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2013

LIBERTY PROPERTY TRUST

LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland	1-13130	23-7768996
Pennsylvania	1-13132	23-2766549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Chesterfield Parkway
Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code: (610) 648-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On November 13, 2013, Liberty Property Limited Partnership (the “Operating Partnership”) and Liberty Property Trust (the “Trust” and, collectively with the Operating Partnership, the “Company”) reported in a Current Report on Form 8-K (the “Form 8-K”) that the Company had entered into an Agreement of Sale and Purchase (as amended, the “Purchase Agreement”) pursuant to which the Buyer named in the Form 8-K had agreed to purchase (the “Transaction”) all of Company’s right, title and interest in a real estate portfolio that includes the Company’s Jacksonville, Florida portfolio in its entirety, all of the Company’s office properties in Maryland, Southern New Jersey and the Fort Washington suburb of Philadelphia, and flex properties in Minnesota.  The properties consist of 97 buildings containing an aggregate of 6.6 million square feet of space and 159 acres of land.  The proceeds from the sale are $697.25 million.

On December 24, 2013, the Company and the Buyer closed on the first of two planned settlements under the Purchase Agreement.  The proceeds from the first settlement were $367.7 million and included 49 properties totalling approximately four million square feet of space and 140 acres of land.  The closing date for the remaining settlement is projected for late January 2014.

The Agreement of Sale and Purchase, dated as of November 7, 2013, for the Transaction, and the First, Second and Third Amendments thereto, dated as of December 4, 2013, December 17, 2013 and December 23, 2013, respectively, are filed herewith as Exhibits 2.1, 2.2,2.3 and 2.4, respectively.

Item 7.01                                           Regulation FD Disclosure.

On December 30, 2013 the Company issued a press release announcing the closing of the first settlement of the Transaction.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this item 7.01 by this reference.

The information contained in this Item 7.01, including the information set forth in the Press Release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise.  The information in the Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Unaudited Pro Forma Condensed Consolidated Information

Liberty Property Trust

Pro Forma Condensed Consolidated Financial Statements

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2013

Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2013 and 2012

Pro Forma Condensed Consolidated Statements of Operations for the Years Ended December 31, 2012, 2011 and 2010

Notes to Pro Forma Condensed Consolidated Financial Statements

Liberty Property Limited Partnership

Pro Forma Condensed Consolidated Financial Statements

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2013

Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2013 and 2012

Pro Forma Condensed Consolidated Statements of Operations for the Years Ended December 31, 2012, 2011 and 2010

Notes to Pro Forma Condensed Consolidated Financial Statements

Liberty Property Trust

Pro Forma Condensed Consolidated Financial Statements

(unaudited)

On December 24, 2013, the Company closed on the first settlement (the “December settlement”) of the Transaction.  The proceeds from the first settlement were $367.7 million and included 49 properties totalling approximately four million square feet and 140 acres of land.  The closing date for the remaining settlement is projected for late January 2014 (the “January settlement”).

The accompanying Pro Forma Consolidated Balance Sheet as of September 30, 2013 presents our historical amounts, adjusted for the effects of the Transaction, as if the Transaction had occurred on September 30, 2013.

The accompanying Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what our actual financial position would have been had the Transaction actually occurred on September 30, 2013, nor does it purport to represent our future financial position.

The accompanying Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2013 and 2012 and the years ended December 31, 2012, 2011 and 2010 present our historical amounts, adjusted for the effects of the Transaction, as if it had occurred on January 1, 2010.

The accompanying Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2013 and 2012 and the years ended December 31, 2012, 2011 and 2010 are unaudited and are not necessarily indicative of what our actual results of operations would have been had the Transaction actually occurred on January 1, 2010, nor do they purport to represent our future results of operations.

Liberty Property Trust

Pro Forma Condensed Consolidated Balance Sheet

September 30, 2013

(Unaudited )

	Liberty Property Trust
	Historical	Transaction
	September 30, 2013	December settlement	January settlement	Use of proceeds		Pro Forma
	(A)	(B1)	(B2)	(C)
Assets
Net real estate	$4,721,613	$(310,150)	$(261,666)	$—		$4,149,797
Cash and cash equivalents	1,124,570	—	—	685,997	(C1)	1,810,567
Restricted cash	35,705	—	—	—		35,705
Assets held for sale	—	—	—	—		—
Other assets	569,113	(15,912)	(14,974)	—		538,227
Total assets	$6,451,001	$(326,062)	$(276,640)	$685,997		$6,534,296

Liabilities
Mortgage loans	$309,279	$—	$—	$—		$309,279
Unsecured notes	2,707,985	—	—	—		2,707,985
Credit facility	—	—	—	—		—
Other liabilities	354,026	(1,744)	(1,809)	—		350,473
Total liabilities	3,371,290	(1,744)	(1,809)	—		3,367,737

Noncontrolling interest - operating partnership	7,537	—	—	—		7,537

Equity
Shareholders’ equity:
Common shares	147	—	—	—		147
Additional paid-in capital	3,650,766	—	—	—		3,650,766
Accumulated other comprehensive income	3,039	—	—	—		3,039
Distributions in excess of net income	(591,764)	—	—	84,712	(C2)	(507,052)

Common shares in treasury	(51,951)	—	—	—		(51,951)
Total shareholders’ equity	3,010,237	—	—	84,712		3,094,949
Noncontrolling interest - operating partnership	58,513	—	—	2,136	(C2)	60,649
Noncontrolling interest - consolidated joint ventures	3,424	—	—	—		3,424
Total equity	3,072,174	—	—	86,848		3,159,022
Total liabilities, noncontrolling interest - operating partnership & equity	$6,451,001	$(1,744)	$(1,809)	$86,848		$6,534,296

See accompanying notes.

Liberty Property Trust

Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended September 30, 2013

(Unaudited and in thousands, except per share amounts)

	Liberty Property Trust	Transaction
	Historical	December settlement		January settlement		Pro Forma
	D1	D2		D3
Operating Revenue
Rental	$375,702	$(28,920)		$(23,977)		$322,805
Operating expense reimbursement	160,476	(13,344)		(15,159)		131,973
Total operating revenue	536,178	(42,264)		(39,136)		454,778

Operating Expenses
Rental property	99,746	(9,250)		(10,818)		79,678
Real estate taxes	65,007	(5,117)		(4,086)		55,804
General and administrative	53,552	—		—		53,552
Depreciation and amortization	135,560	(11,494)		(9,909)		114,157
Total operating expenses	353,865	(25,861)		(24,813)		303,191

Operating Income	182,313	(16,403)		(14,323)		151,587

Other Income/Expense
Interest and other	7,612	—		—		7,612
Interest	(101,141)	—		—		(101,141)
Total other income/expense	(93,529)	—		—		(93,529)

Income before property dispositions, income taxes and equity in earnings (loss) of unconsolidated joint ventures	88,784	(16,403)		(14,323)		58,058
Gain on property dispositions	6,829	—		—		6,829
Income taxes	(1,780)	—		—		(1,780)
Equity in earnings (loss) of unconsolidated joint ventures	3,973	—		—		3,973

Income from continuing operations	97,806	(16,403)		(14,323)		67,080

Noncontrolling interest - operating partnerships	(5,895)	461	D4	403	D4	(5,031)
Noncontrolling interest - consolidated joint ventures	(406)	—		—		(406)
Income from continuing operations available to common shareholders	$91,505	$(15,942)		$(13,920)		$61,643

Earnings per common share
Basic income from continuing operations	$0.73					$0.49

Diluted income from continuing operations	$0.73					$0.49

Weighted average number of common shares outstanding
Basic	124,889					124,889
Diluted	125,655					125,655

See accompanying notes.

Liberty Property Trust

Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended September 30, 2012

(Unaudited and in thousands, except per share amounts)

	Liberty Property Trust	Transaction
	Historical	December settlement		January settlement		Pro Forma
	D1	D2		D3
Operating Revenue
Rental	$348,955	$(28,082)		$(24,713)		$296,160
Operating expense reimbursement	148,187	(12,628)		(14,540)		121,019
Total operating revenue	497,142	(40,710)		(39,253)		417,179

Operating Expenses
Rental property	93,840	(8,087)		(10,532)		75,221
Real estate taxes	59,167	(5,055)		(4,292)		49,820
General and administrative	46,391	—		—		46,391
Depreciation and amortization	120,337	(9,585)		(10,147)		100,605
Total operating expenses	319,735	(22,727)		(24,971)		272,037

Operating Income	177,407	(17,983)		(14,282)		145,142

Other Income/Expense
Interest and other	7,055	—		—		7,055
Interest	(88,941)	—		—		(88,941)
Total other income/expense	(81,886)	—		—		(81,886)

Income before property dispositions, income taxes and equity in earnings (loss) of unconsolidated joint ventures	95,521	(17,983)		(14,282)		63,256
Gain on property dispositions	2,859	—		—		2,859
Income taxes	(645)	—		—		(645)
Equity in earnings (loss) of unconsolidated joint ventures	(1,397)	—		—		(1,397)

Income from continuing operations	96,338	(17,983)		(14,282)		64,073

Noncontrolling interest - operating partnerships	(7,835)	558	D4	443	D4	(6,834)
Noncontrolling interest - consolidated joint ventures	—	—		—		—
Income from continuing operations available to common shareholders	$88,503	$(17,425)		$(13,839)		$57,239

Earnings per common share
Basic income from continuing operations	$0.76					$0.49
Diluted income from continuing operations	$0.75					$0.49
Weighted average number of common shares outstanding
Basic	116,625					116,625
Diluted	117,462					117,462

See accompanying notes.

Liberty Property Trust

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2012

(Unaudited and in thousands, except per share amounts)

	Liberty Property Trust	Transaction
	Historical	December settlement		January settlement		Pro Forma
	D1	D1		D3
Operating Revenue
Rental	$478,835	$(37,329)		$(32,936)		$408,570
Operating expense reimbursement	206,717	(16,746)		(20,216)		169,755
Total operating revenue	685,552	(54,075)		(53,152)		578,325

Operating Expenses
Rental property	133,630	(11,080)		(15,169)		107,381
Real estate taxes	79,859	(6,475)		(5,734)		67,650
General and administrative	64,730	—		—		64,730
Depreciation and amortization	165,628	(12,788)		(13,688)		139,152
Total operating expenses	443,847	(30,343)		(34,591)		378,913

Operating Income	241,705	(23,732)		(18,561)		199,412

Other Income/Expense
Interest and other	9,289	—		—		9,289
Interest	(119,630)	—		—		(119,630)
Total other income/expense	(110,341)	—		—		(110,341)

Income before property dispositions, income taxes and equity in earnings (loss) of unconsolidated joint ventures	131,364	(23,732)		(18,561)		89,071
Gain on property dispositions	4,123	—		—		4,123
Income taxes	(976)	—		—		(976)
Equity in earnings (loss) of unconsolidated joint ventures	(681)	—		—		(681)

Income from continuing operations	133,830	(23,732)		(18,561)		91,537

Noncontrolling interest - operating partnerships	(10,152)	733	D4	573	D4	(8,846)
Noncontrolling interest - consolidated joint ventures	275	—		—		275
Income from continuing operations available to common shareholders	$123,953	$(22,999)		$(17,988)		$82,966

Earnings per common share
Basic income from continuing operations	$1.06					$0.71
Diluted income from continuing operations	$1.05					$0.70
Weighted average number of common shares outstanding
Basic	116,863					116,863
Diluted	117,694					117,694

See accompanying notes.

Liberty Property Trust

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2011

(Unaudited and in thousands, except per share amounts)

	Liberty Property Trust	Transaction
	Historical	December settlement		January settlement		Pro Forma
	D1	D2		D3
Operating Revenue
Rental	$464,053	$(38,023)		$(33,830)		$392,200
Operating expense reimbursement	199,188	(17,665)		(20,570)		160,953
Total operating revenue	663,241	(55,688)		(54,400)		553,153

Operating Expenses
Rental property	125,761	(12,297)		(15,039)		98,425
Real estate taxes	76,982	(6,265)		(5,658)		65,059
General and administrative	59,367	—		—		59,367
Depreciation and amortization	156,242	(12,692)		(13,459)		130,091
Total operating expenses	418,352	(31,254)		(34,156)		352,942

Operating Income	244,889	(24,434)		(20,244)		200,211

Other Income/Expense
Interest and other	8,389	—		—		8,389
Interest	(120,718)	—		—		(120,718)
Total other income/expense	(112,329)	—		—		(112,329)

Income before property dispositions, income taxes and equity in earnings (loss) of unconsolidated joint ventures	132,560	(24,434)		(20,244)		87,882
Gain on property dispositions	5,025	—		—		5,025
Income taxes	(1,020)	—		—		(1,020)
Equity in earnings (loss) of unconsolidated joint ventures	3,496	—		—		3,496

Income from continuing operations	140,061	(24,434)		(20,244)		95,383

Noncontrolling interest - operating partnerships	(24,864)	791	D4	655	D4	(23,418)
Noncontrolling interest - consolidated joint ventures	511	—		—		511
Income from continuing operations available to common shareholders	$115,708	$(23,643)		$(19,589)		$72,476

Earnings per common share
Basic income from continuing operations	$1.01					$0.63
Diluted income from continuing operations	$1.00					$0.63
Weighted average number of common shares outstanding
Basic	114,755					114,755
Diluted	115,503					115,503

See accompanying notes.

Liberty Property Trust

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2010

(Unaudited and in thousands, except per share amounts)

	Liberty Property Trust	Transaction
	Historical	December settlement		January settlement		Pro Forma
	D1	D2		D3
Operating Revenue
Rental	$459,940	$(38,256)		$(34,438)		$387,246
Operating expense reimbursement	192,069	(16,321)		(19,879)		155,869
Total operating revenue	652,009	(54,577)		(54,317)		543,115

Operating Expenses
Rental property	126,423	(11,600)		(14,948)		99,875
Real estate taxes	74,772	(6,199)		(5,745)		62,828
General and administrative	52,747	—		—		52,747
Depreciation and amortization	149,457	(12,776)		(13,206)		123,475
Total operating expenses	403,399	(30,575)		(33,899)		338,925

Operating Income	248,610	(24,002)		(20,418)		204,190

Other Income/Expense
Interest and other	9,683	—		—		9,683
Interest	(132,951)	—		—		(132,951)
Total other income/expense	(123,268)	—		—		(123,268)

Income before property dispositions, income taxes and equity in earnings (loss) of unconsolidated joint ventures	125,342	(24,002)		(20,418)		80,922
Gain on property dispositions	4,238	—		—		4,238
Income taxes	(1,736)	—		—		(1,736)
Equity in earnings (loss) of unconsolidated joint ventures	2,296	—		—		2,296
Income from continuing operations	130,140	(24,002)		(20,418)		85,720

Noncontrolling interest - operating partnerships	(25,001)	804	D4	684	D4	(23,513)
Noncontrolling interest - consolidated joint ventures	(165)	—		—		(165)
Income from continuing operations available to common shareholders	$104,974	$(23,198)		$(19,734)		$62,042

Earnings per common share
Basic income from continuing operations	$0.93					$0.55
Diluted income from continuing operations	$0.92					$0.55
Weighted average number of common shares outstanding
Basic	112,924					112,924
Diluted	113,606					113,606

See accompanying notes.

Liberty Property Trust

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

1.              Adjustments to Pro Forma Financial Statements

(A)       Reflects the consolidated balance sheet of the Trust as of September 30, 2013, as contained in the historical consolidated financial statements and notes thereto presented in the Trust’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

(B)       Represents adjustments to reflect the Transaction as follows:

(B1)            Represents the de-recognition of carrying amounts as of September 30, 2013 for the assets, related accumulated depreciation and liabilities related to the 49 properties and 140 acres of land that were sold in the December settlement.

(B2)            Represents the de-recognition of carrying amounts as of September 30, 2013 for the assets, related accumulated depreciation and liabilities related to the 48 properties and 19 acres of land that are expected to be sold in the January settlement.

(C)       Represents proceeds of sale and gain on sale.

(C1)            Represents the net cash proceeds from the sale.

(C2)            Represents the controlling and non-controlling interest share of the gain on sale, calculated as the difference between the actual net proceeds from the Transaction received on December 24, 2013 and expected to be received in late January 2014 and the net carrying amount of the assets de-recognized as of September 30, 2013.

(D)       Reflects the elimination of income and expenses associated with the Transaction.

(D1)            Reflects the condensed consolidated statement of operations of the Trust for the period indicated.  Amounts exclude the historical operations for discontinued operations (primarily real estate asset sales) as previously reported.

(D2)            Reflects the elimination of income and expenses associated with the December settlement.

(D3)            Reflects the elimination of income and expenses associated with the January settlement.

(D4)            Reflects adjustments to net income attributable to non-controlling interests for the adjustments to income from continuing operations noted above.

Liberty Property Limited Partnership

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

On December 24, 2013, the Company closed on the first settlement (the “December settlement”) of the Transaction.  The proceeds from the first settlement were $367.7 million and included 49 properties totalling approximately four million square feet and 140 acres of land.  The closing date for the remaining settlement is projected for late January 2014 (the “January settlement”).

The accompanying Pro Forma Consolidated Balance Sheet as of September 30, 2013 presents our historical amounts, adjusted for the effects of the Transaction, as if the Transaction had occurred on September 30, 2013.

The accompanying Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what our actual financial position would have been had the Transaction actually occurred on September 30, 2013, nor does it purport to represent our future financial position.

The accompanying Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2013 and 2012 and the years ended December 31, 2012, 2011 and 2010 present our historical amounts, adjusted for the effects of the Transaction, as if it had occurred on January 1, 2010.

The accompanying Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2013 and 2012 and the years ended December 31, 2012, 2011 and 2010 are unaudited and are not necessarily indicative of what our actual results of operations would have been had the Transaction actually occurred on January 1, 2010, nor do they purport to represent our future results of operations.

Liberty Property Limited Partnership

Pro Forma Condensed Consolidated Balance Sheet

Historical

(Unaudited )

	Liberty Property
	Limited Partnership	Transaction
	Historical	December settlement	January settlement	Use of proceeds		Pro Forma
	(A)	(B1)	(B2)	(C)
Assets
Net real estate	$4,721,613	$(310,150)	$(261,666)	$—		$4,149,797
Cash and cash equivalents	1,124,570	—	—	685,997	(C1)	1,810,567
Restricted cash	35,705	—	—	—		35,705
Assets held for sale	—	—	—	—		—
Other assets	569,113	(15,912)	(14,974)	—		538,227
Total assets	$6,451,001	$(326,062)	$(276,640)	$685,997		$6,534,296

Liabilities
Mortgage loans	$309,279	$—	$—	$—		$309,279
Unsecured notes	2,707,985	—	—	—		2,707,985
Credit facility	—	—	—	—		—
Other liabilities	354,026	(1,744)	(1,809)	—		350,473
Total liabilities	3,371,290	(1,744)	(1,809)	—		3,367,737

Limited partners’ equity	7,537					7,537

Owners Equity
General partner’s equity	3,010,237	—	—	84,712	(C2)	3,094,949

Limited partners’ equity	58,513	—	—	2,136	(C2)	60,649
Noncontrolling interest - consolidated joint ventures	3,424	—	—	—		3,424

Total owners’ equity	3,072,174	—	—	86,848		3,159,022

Total liabilities, limited partners’ equity and owners’ equity	$6,451,001	$(1,744)	$(1,809)	$86,848		$6,534,296

See accompanying notes.

Liberty Property Limited Partnership

Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended September 30, 2013

(Unaudited and in thousands, except per share amounts)

	Liberty Property
	Limited Partnership	Transaction
	Historical	December settlement	January settlement	Pro Forma
	D1	D2	D3
Operating Revenue
Rental	$375,702	$(28,920)	$(23,977)	$322,805
Operating expense reimbursement	160,476	(13,344)	(15,159)	131,973
Total operating revenue	536,178	(42,264)	(39,136)	454,778

Operating Expenses
Rental property	99,746	(9,250)	(10,818)	79,678
Real estate taxes	65,007	(5,117)	(4,086)	55,804
General and administrative	53,552	—	—	53,552
Depreciation and amortization	135,560	(11,494)	(9,909)	114,157
Total operating expenses	353,865	(25,861)	(24,813)	303,191

Operating Income	182,313	(16,403)	(14,323)	151,587

Other Income/Expense
Interest and other	7,612	—	—	7,612
Interest	(101,141)	—	—	(101,141)
Total other income/expense	(93,529)	—	—	(93,529)

Income before property dispositions, income taxes and equity in earnings (loss) of unconsolidated joint ventures	88,784	(16,403)	(14,323)	58,058
Gain on property dispositions	6,829	—	—	6,829
Income taxes	(1,780)	—	—	(1,780)
Equity in earnings (loss) of unconsolidated joint ventures	3,973	—	—	3,973

Income from continuing operations	97,806	(16,403)	(14,323)	67,080

Noncontrolling interest - consolidated joint ventures	(406)	—	—	(406)
Preferred unit distributions	(2,001)			(2,001)
Excess of preferred unit redemptions over carrying amount	(1,236)			(1,236)

Income from continuing operations available to common unitholders	$94,163	$(16,403)	$(14,323)	$63,437

Earnings per common unit
Basic income from continuing operations	$0.73			$0.49
Diluted income from continuing operations	$0.73			$0.49
Weighted average number of common units outstanding
Basic	128,595			128,595
Diluted	129,361			129,361

See accompanying notes.

Liberty Property Limited Partnership

Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended September 30, 2012

(Unaudited and in thousands, except per share amounts)

	Liberty Property
	Limited Partnership	Transaction
	Historical	December settlement	January settlement	Pro Forma
	D1	D2	D3
Operating Revenue
Rental	$348,955	$(28,082)	$(24,713)	$296,160
Operating expense reimbursement	148,187	(12,628)	(14,540)	121,019
Total operating revenue	497,142	(40,710)	(39,253)	417,179

Operating Expenses
Rental property	93,840	(8,087)	(10,532)	75,221
Real estate taxes	59,167	(5,055)	(4,292)	49,820
General and administrative	46,391	—	—	46,391
Depreciation and amortization	120,337	(9,585)	(10,147)	100,605
Total operating expenses	319,735	(22,727)	(24,971)	272,037

Operating Income	177,407	(17,983)	(14,282)	145,142

Other Income/Expense
Interest and other	7,055	—	—	7,055
Interest	(88,941)	—	—	(88,941)
Total other income/expense	(81,886)	—	—	(81,886)

Income before property dispositions, income taxes and equity in earnings (loss) of unconsolidated joint ventures	95,521	(17,983)	(14,282)	63,256
Gain on property dispositions	2,859	—	—	2,859
Income taxes	(645)	—	—	(645)
Equity in earnings (loss) of unconsolidated joint ventures	(1,397)	—	—	(1,397)

Income from continuing operations	96,338	(17,983)	(14,282)	64,073

Noncontrolling interest - consolidated joint ventures	—	—	—	—
Preferred unit distributions	(8,690)			(8,690)
Excess of preferred unit redemption over carrying amount	3,689			3,689

Income from continuing operations available to common shareholders	$91,337	$(17,983)	$(14,282)	$59,072

Earnings per common unit
Basic income from continuing operations	$0.76			$0.49
Diluted income from continuing operations	$0.75			$0.49
Weighted average number of common units outstanding
Basic	120,396			120,396
Diluted	121,233			121,233

See accompanying notes.

Liberty Property Limited Partnership

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2012

(Unaudited and in thousands, except per share amounts)

	Liberty Property
	Limited Partnership	Transaction
	Historical	December settlement	January settlement	Pro Forma
	D1	D1	D3
Operating Revenue
Rental	$478,835	$(37,329)	$(32,936)	$408,570
Operating expense reimbursement	206,717	(16,746)	(20,216)	169,755
Total operating revenue	685,552	(54,075)	(53,152)	578,325

Operating Expenses
Rental property	133,630	(11,080)	(15,169)	107,381
Real estate taxes	79,859	(6,475)	(5,734)	67,650
General and administrative	64,730	—	—	64,730
Depreciation and amortization	165,628	(12,788)	(13,688)	139,152
Total operating expenses	443,847	(30,343)	(34,591)	378,913

Operating Income	241,705	(23,732)	(18,561)	199,412

Other Income/Expense
Interest and other	9,289	—	—	9,289
Interest	(119,630)	—	—	(119,630)
Total other income/expense	(110,341)	—	—	(110,341)

Income before property dispositions, income taxes and equity in earnings (loss) of unconsolidated joint ventures	131,364	(23,732)	(18,561)	89,071
Gain on property dispositions	4,123	—	—	4,123
Income taxes	(976)	—	—	(976)
Equity in earnings (loss) of unconsolidated joint ventures	(681)	—	—	(681)

Income from continuing operations	133,830	(23,732)	(18,561)	91,537

Noncontrolling interest - consolidated joint ventures	275	—	—	275
Preferred unit distributions	(9,902)			(9,902)
Excess of preferred unit carrying amount over redemption	3,689			3,689

Income from continuing operations available to common unitholders	$127,892	$(23,732)	$(18,561)	$85,599

Earnings per common unit
Basic income from continuing operations	$1.06			$0.71
Diluted income from continuing operations	$1.05			$0.70
Weighted average number of common unit outstanding
Basic	120,623			120,623
Diluted	121,454			121,454

See accompanying notes.

Liberty Property Limited Partnership

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2011

(Unaudited and in thousands, except per share amounts)

	Liberty Property
	Limited Partnership	Transaction
	Historical	December settlement	January settlement	Pro Forma
	D1	D2	D3
Operating Revenue
Rental	$464,053	$(38,023)	$(33,830)	$392,200
Operating expense reimbursement	199,188	(17,665)	(20,570)	160,953
Total operating revenue	663,241	(55,688)	(54,400)	553,153

Operating Expenses
Rental property	125,761	(12,297)	(15,039)	98,425
Real estate taxes	76,982	(6,265)	(5,658)	65,059
General and administrative	59,367	—	—	59,367
Depreciation and amortization	156,242	(12,692)	(13,459)	130,091
Total operating expenses	418,352	(31,254)	(34,156)	352,942

Operating Income	244,889	(24,434)	(20,244)	200,211

Other Income/Expense
Interest and other	8,389	—	—	8,389
Interest	(120,718)	—	—	(120,718)
Total other income/expense	(112,329)	—	—	(112,329)

Income before property dispositions, income taxes and equity in earnings (loss) of unconsolidated joint ventures	132,560	(24,434)	(20,244)	87,882
Gain on property dispositions	5,025	—	—	5,025
Income taxes	(1,020)	—	—	(1,020)
Equity in earnings (loss) of unconsolidated joint ventures	3,496	—	—	3,496

Income from continuing operations	140,061	(24,434)	(20,244)	95,383

Noncontrolling interest - consolidated joint ventures	511	—	—	511
Preferred unit distribution	(21,069)			(21,069)
Income from continuing operations available to common unitholders	$119,503	$(24,434)	$(20,244)	$74,825

Earnings per common unit
Basic income from continuing operations	$1.01			$0.63
Diluted income from continuing operations	$1.00			$0.63
Weighted average number of common units outstanding
Basic	118,624			118,624
Diluted	119,372			119,372

See accompanying notes.

Liberty Property Limited Partnership

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2010

(Unaudited and in thousands, except per share amounts)

	Liberty Property
	Limited Partnership	Transaction
	Historical	December settlement	January settlement	Pro Forma
	D1	D2	D3
Operating Revenue
Rental	$459,940	$(38,256)	$(34,438)	$387,246
Operating expense reimbursement	192,069	(16,321)	(19,879)	155,869
Total operating revenue	652,009	(54,577)	(54,317)	543,115

Operating Expenses
Rental property	126,423	(11,600)	(14,948)	99,875
Real estate taxes	74,772	(6,199)	(5,745)	62,828
General and administrative	52,747	—	—	52,747
Depreciation and amortization	149,457	(12,776)	(13,206)	123,475
Total operating expenses	403,399	(30,575)	(33,899)	338,925

Operating Income	248,610	(24,002)	(20,418)	204,190

Other Income/Expense
Interest and other	9,683	—	—	9,683
Interest	(132,951)	—	—	(132,951)
Total other income/expense	(123,268)	—	—	(123,268)

Income before property dispositions, income taxes and equity in earnings (loss) of unconsolidated joint ventures	125,342	(24,002)	(20,418)	80,922
Gain on property dispositions	4,238	—	—	4,238
Income taxes	(1,736)	—	—	(1,736)
Equity in earnings (loss) of unconsolidated joint ventures	2,296	—	—	2,296
Income from continuing operations	130,140	(24,002)	(20,418)	85,720

Noncontrolling interest - consolidated joint ventures	(165)	—	—	(165)
Preferred unit distributions	(21,012)			(21,012)
Income from continuing operations available to common shareholders	$108,963	$(24,002)	$(20,418)	$64,543

Earnings per common share
Basic income from continuing operations	0.93			$0.55
Diluted income from continuing operations	$0.92			$0.55
Weighted average number of common shares outstanding
Basic	116,871			116,871
Diluted	117,553			117,553

Liberty Property Limited Partnership

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

Adjustments to Pro Forma Financial Statements

(A)       Reflects the consolidated balance sheet of the Opearting Partnership as of September 30, 2013, as contained in the historical consolidated financial statements and notes thereto presented in the Operating Partnership’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

(B)       Represents adjustments to reflect the Transaction as follows:

(B1)            Represents the de-recognition of carrying amounts as of September 30, 2013 for the assets, related accumulated depreciation and liabilities related to the 49 properties and 140 acres of land that were sold in the December settlement.

(B2)            Represents the de-recognition of carrying amounts as of September 30, 2013 for the assets, related accumulated depreciation and liabilities related to the 48 properties and 19 acres of land that are expected to be sold in the January settlement.

(C)       Represents proceeds of sale and gain on sale.

(C1)            Represents the net cash proceeds from the sale.

(C2)            Represents the controlling and non-controlling interest share of the gain on sale, calculated as the difference between the actual net proceeds from the Transaction received on December 24, 2013 and expected to be received in late January 2014 and the net carrying amount of the assets de-recognized as of September 30, 2013.

(D)       Reflects the elimination of income and expenses associated with the Transaction.

(D1)            Reflects the condensed consolidated statement of operations of the Operating Partnership for the period indicated.  Amounts exclude the historical operations for discontinued operations (primarily real estate asset sales) as previously reported.

(D2)            Reflects the elimination of income and expenses associated with the December settlement.

(D3)            Reflects the elimination of income and expenses associated with the January settlement.

d)                                     Exhibits

Exhibit Number	Exhibit Title
+2.1	Agreement of Sale and Purchase, dated as of November 7, 2013
2.2	First Amendment to Agreement of Sale and Purchase, dated as of December 4, 2013
2.3	Second Amendment to Agreement of Sale and Purchase, dated as of December 17, 2013
2.4	Third Amendment to Agreement of Sale and Purchase, dated as of December 23, 2013
*99.1	Liberty Property Trust press release, dated December 30, 2013

+  The Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

*  The Press Release attached hereto as Exhibit 99.1 is “furnished” and not “filed” as described in Item 7.01 of the Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

	By:	/s/ George J. Alburger, Jr.
George J. Alburger, Jr.
Executive Vice President and Chief Financial Officer

LIBERTY PROPERTY
LIMITED PARTNERSHIP

	By:	Liberty Property Trust, its sole
General Partner

	By:	/s/ George J. Alburger, Jr.
George J. Alburger, Jr.
Executive Vice President and Chief Financial Officer

Dated: December 30, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit Title
+2.1	Agreement of Sale and Purchase, dated as of November 7, 2013
2.2	First Amendment to Agreement of Sale and Purchase, dated as of December 4, 2013
2.3	Second Amendment to Agreement of Sale and Purchase, dated as of December 17, 2013
2.4	Third Amendment to Agreement of Sale and Purchase, dated as of December 23, 2013
*99.1	Liberty Property Trust press release, dated December 30, 2013

+  The Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

*  The Press Release attached hereto as Exhibit 99.1 is “furnished” and not “filed” as described in Item 7.01 of the Current Report on Form 8-K.